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                                                                    Exhibit 99.3

                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT, dated as of July 7, 2003, is between PROASSURANCE CORPORATION, a Delaware Corporation (together with any successor entity, herein referred to as the "Issuer"), and the initial purchasers named in the Purchase Agreement (as defined below) (the "Initial Purchasers") for whom BANC OF AMERICA SECURITIES LLC and COCHRAN, CARONIA SECURITIES LLC are acting as representatives (in such capacity, the "Representatives").

      Pursuant to the Purchase Agreement, dated July 1, 2003, between the Issuer and the Initial Purchasers (the "Purchase Agreement"), the Initial Purchasers have agreed to purchase from the Issuer up to $100,000,000 aggregate principal amount of 3.90% Senior Convertible Debentures due 2023 (the "Convertible Debentures"). The Convertible Debentures will be convertible into fully paid, non-assessable shares of common stock of the Issuer, par value $0.01 per share (the "Common Stock") on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). To induce the Initial Purchasers to purchase the Convertible Debentures, the Issuer has agreed to provide the registration rights set forth in this Agreement.

      The parties hereby agree as follows:

1.    DEFINITIONS.

      The terms defined in this Section 1, whenever used herein, shall have the following meanings for all purposes of this Agreement:

      "Additional Amounts" shall have the meaning set forth in Section 3(a) hereof.

      "Additional Amounts Payment Date" shall mean each interest payment date with respect to the Convertible Debentures.

      "Affiliate" shall mean, with respect to any specified Person, an "Affiliate," as defined in Rule 144 under the Securities Act, of such Person.

      "Agreement" shall mean this Registration Rights Agreement.

      "Broker-Dealer" shall mean any broker or dealer registered under the Exchange Act.

      "Business Day" shall mean each day of the year other than a Saturday or Sunday or other day on which banking institutions in The City of New York are required or authorized by law or regulation to close.

      "Closing Date" shall mean the date of this Agreement.

      "Commission" shall mean the United States Securities and Exchange Commission.

      "Common Stock" shall have the meaning set forth in the preamble hereto.
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      "Control" shall mean, with respect to a Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.

      "Conversion Price" shall have the meaning set forth in Section 1.1 of the Indenture.

      "Convertible Debentures" shall have the meaning set forth in the preamble hereto.

      "Effectiveness Period" shall have the meaning set forth in Section 2(a)(iii) hereof.

      "Effectiveness Target Date" shall have the meaning set forth in Section 2(a)(ii) hereof.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Holder" shall mean a Person who owns, beneficially or otherwise, Registrable Securities.

      "Indemnified Holder" shall have the meaning set forth in Section 6(a) hereof.

      "Indenture" shall mean the Indenture, dated as of July 7, 2003, between the Issuer and the Trustee, pursuant to which the Convertible Debentures are to be issued, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.

      "Initial Placement" shall mean the issuance and sale by the Issuer of the Convertible Debentures to the Initial Purchasers pursuant to the Purchase Agreement.

      "Initial Purchasers" shall have the meaning set forth in the preamble hereto.

      "Issuer" shall have the meaning set forth in the preamble hereto.

      "Majority of Holders" shall mean Holders holding more than 50% of the aggregate principal amount of Convertible Debentures outstanding; provided that, for purpose of this definition, a Holder of shares of Common Stock that constitute Registrable Securities shall be deemed to hold an aggregate principal amount of Convertible Debentures (in addition to the principal amount of Convertible Debentures held by such Holder) equal to the product of (x) the number of shares of such Common Stock that are Registrable Securities held by such Holder and (y) the Conversion Price in effect at the time the conversion pursuant to which such Common Stock was issued occurred, as determined in accordance with the Indenture.

      "NASD" shall mean the National Association of Securities Dealers, Inc.

      "Offering Memorandum" shall mean the final offering memorandum of the Issuer relating to the Initial Placement dated July 1, 2003.

      "Person" shall mean an individual, partnership, limited liability company, corporation, unincorporated organization, trust, joint venture or a government or agency or political subdivision thereof.

      "Prospectus" shall mean the prospectus included in a Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto,


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including post-effective amendments, and all material incorporated by reference into such Prospectus.

      "Record Holder" shall mean, with respect to any Additional Amounts Payment Date, each Person who is a Holder on the record date with respect to the interest payment date on which such Additional Amounts Payment Date shall occur. In the case of a Holder of shares of Common Stock that constitute Registrable Securities, "Record Holder" shall mean each Person who is a Holder of shares of Common Stock that constitute Registrable Securities on the June 15 or December 15 immediately preceding the Additional Amounts Payment Date.

      "Registrable Securities" shall mean each Convertible Note and each share of Common Stock issued upon conversion of Convertible Debentures until, in the case of any such security, (A) the earliest of (i) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (ii) expiration of the holding period that would be applicable thereto under Rule 144(k) under the Securities Act were it not held by an Affiliate of the Issuer, (iii) its sale to the public pursuant to Rule 144 under the Securities Act, or (iv) the date such Convertible Note or share of Common Stock issuable on conversion of Convertible Debentures shall have ceased to be outstanding, and (B) as a result of the event or circumstance described in any of the foregoing clauses (i), (ii) and (iii), the legends with respect to transfer restrictions required under the Indenture are removed or removable in accordance with the terms of the Indenture or such legend, as the case may be.

      "Registration Default" shall have the meaning set forth in Section 3(a) hereof.

      "Registration Statement" shall mean any registration statement of the Issuer that covers any of the Registrable Securities pursuant to the provisions of this Agreement including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

      "Representatives" shall have the meaning set forth in the preamble hereto.

      "Securities Act" shall mean the Securities Act of 1933, as amended.

      "Shelf Filing Deadline" shall have the meaning set forth in Section 2(a)(i) hereof.

      "Shelf Registration Statement" shall have the meaning set forth in Section 2(a)(i) hereof.

      "Suspension Period" shall have the meaning set forth in Section 4(b)(i) hereof.

      "TIA" shall mean the Trust Indenture Act of 1939, as in effect on the date the Indenture is qualified under that act.

      "Trustee" shall mean SouthTrust Bank.

      "Underwriting Majority" shall mean on any date, Holders holding at least 66 2/3% of the aggregate principal amount of the Registrable Securities outstanding on such date; provided, that for the purpose of this definition, a holder of shares of Common Stock that constitute Registrable


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Securities shall be deemed to hold an aggregate principal amount of Registrable
Securities (in addition to the principal amount of Convertible Debentures held by such holder) equal to (x) the number of such shares of Common Stock that are Registrable Securities held by such Holder multiplied by (y) the Conversion Price in effect at the time the conversion pursuant to which such Common Stock was issued occurred, as determined in accordance with the Indenture.

      "Underwritten Registration" or "Underwritten Offering" shall mean a registration in which securities of the Issuer are sold to an underwriter for reoffering to the public.

2.    SHELF REGISTRATION.

      (a)   The Issuer shall:

            (i) not later than 120 days after the date hereof (the "Shelf Filing Deadline"), cause to be filed a registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"), which Shelf Registration Statement shall provide for resales of all Registrable Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof;

            (ii) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission as promptly as is practicable, but in no event later than 180 days after the date hereof (the "Effectiveness Target Date"); and

            (iii) subject to Section 4(b)(i) hereof, use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof to the extent necessary to ensure that (A) it is available for resales by the Holders of Registrable Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time for a period (the "Effectiveness Period") ending on the earliest of:

                  (1) two years after the last date of original issuance of any of the Convertible Debentures;

                  (2) the date when the Holders are able to sell all such Registrable Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act;

                  (3) the date when all of the Registrable Securities of those Holders that have provided the information required pursuant to the terms of Section 2(b) hereof are registered under the Shelf Registration Statement and disposed of in accordance with the terms of the Shelf Registration Statement; or


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                  (4)   the date when all of the Registrable Securities of those
                        Holders that have provided the information required pursuant to the terms of Section 2(b) hereof have ceased to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise).

      (b) No Holder of Registrable Securities may include any of its Registrable Securities in the Shelf Registration Statement and related Prospectus pursuant to this Agreement unless such Holder furnishes to the Issuer in writing, after the date of the request, such information as the Issuer may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to be filed with or under state securities laws. In connection with all such requests for information from Holders of Registrable Securities, the Issuer shall notify such Holders of the requirements set forth in the preceding sentence. No Holder of Registrable Securities shall be entitled to Additional Amounts pursuant to Section 3 hereof unless such Holder shall have provided all such reasonably requested information. Each Holder as to which the Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make information previously furnished to the Issuer by such Holder not materially misleading.

3.    ADDITIONAL AMOUNTS.

      (a)   If:

            (i) the Shelf Registration Statement has not been filed with the Commission prior to or on the Shelf Filing Deadline,

            (ii) the Shelf Registration Statement has not been declared effective by the Commission prior to or on the Effectiveness Target Date,

            (iii) subject to the provisions of Section 4(b)(i) hereof, the Shelf
                  Registration Statement is filed and declared effective but, during the Effectiveness Period and after the Effectiveness Target Date, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five Business Days by a post-effective amendment to the Shelf Registration Statement, a prospectus supplement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself declared effective within such five Business Day period,

            (iv) prior to or on the 45th or 60th day, as the case may be, of any Suspension Period, such suspension has not been terminated, or

            (v) the Suspension Periods exceed an aggregate of 120 days in any 360-day period (each such event referred to in foregoing clauses (i) through (v), a "Registration Default"), then the Issuer hereby agrees to pay additional amounts ("Additional Amounts") to each Holder from and including the day


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                  following the Registration Default to but excluding the
                  earlier of (x) the day on which the Registration Default has been cured or (y) the date the Shelf Registration Statement is no longer required to be kept effective, accruing at a rate:

                  (A) with respect to such Holder's Convertible Debentures, for the first 90-day period during which a Registration Default shall have occurred and be continuing, an amount equal to 0.25% per annum on the principal amount of such Holder's Convertible Debentures, increasing to an amount per annum on the principal amount of such Holder's Convertible Debentures equal to 0.50% on the 91st day, provided that in no event shall the Additional Amounts pursuant to this clause accrue at a rate per annum exceeding 0.50% of the principal amount of such Holder's Convertible Debentures;

                  (B) with respect to such Holder's Common Stock issued upon conversion of Convertible Debentures, for the first 90-day period during which a Registration Default shall have occurred and be continuing, an amount equal to 0.25% per annum on the principal amount of such Holder's converted Convertible Debentures, increasing to an amount per annum on the principal amount of such Holder's converted Convertible Debentures equal to 0.50% on the 91st day, provided that in no event shall the Additional Amounts pursuant to this clause accrue at a rate per annum exceeding 0.50% of the principal amount of such Holder's converted Convertible Debentures;

      (b) All accrued Additional Amounts shall be paid in arrears to Record Holders by the Issuer on each Additional Amounts Payment Date by wire transfer of immediately available funds or by federal funds check. Following the cure of all Registration Defaults relating to any particular Convertible Note or share of Common Stock, the accrual of Additional Amounts with respect to such Convertible Note or share of Common Stock will cease.

      All obligations of the Issuer set forth in this Section 3 that are outstanding with respect to any Registrable Security at the time such Registrable Security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such Registrable Security shall have been satisfied in full.

      The Additional Amounts set forth above shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default.

4.    REGISTRATION PROCEDURES.

      (a) In connection with the Shelf Registration Statement, the Issuer shall comply with all the provisions of Section 4(b) hereof and shall, in accordance with Section 2 hereof, prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act.


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      (b)   In connection with the Shelf Registration Statement and any
            Prospectus required by this Agreement to permit the sale or resale of Registrable Securities, the Issuer shall:

            (i)   Subject to any notice by the Issuer in accordance with this
                  Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), use its reasonable best efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein
                  (A) to contain a material misstatement or omission or (B) not be effective and usable for resale of Registrable Securities during the Effectiveness Period, the Issuer shall file promptly an appropriate amendment to the Shelf Registration Statement, a prospectus supplement or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Issuer may, by written notice to the Holders, suspend the Holders' use of the Prospectus for a period not to exceed an aggregate of 45 days in any 90-day period (each such period, a "Suspension Period") if:

                  (x) the Shelf Registration Statement is not usable solely because a post-effective amendment to such Shelf Registration Statement to incorporate financial information with respect to the Issuer or any of its subsidiaries is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus; or

                  (y) an event occurs and is continuing as a result of which the Prospectus would, in the Issuer's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Issuer reasonably determines in good faith that the disclosure of such event at such time would have a material adverse effect on the business of the Issuer (and its subsidiaries, if any, taken as a whole);

                  provided, that (A) in the event the disclosure described in clause (y) above relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Issuer's ability to consummate such transaction, the Issuer may extend a Suspension Period from 45 days to 60 days and (B) the Suspension Periods shall not exceed an aggregate of 120 days in any 360-day period. Each Holder, by its acceptance of a Registrable Security, agrees to hold in confidence any communication by the Issuer relating to an event described in Section 4(b)(i)(y) or Section


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                  4(b)(iii)(D). The Issuer shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the Suspension Period.

            (ii) Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus.

            (iii) Advise the underwriter(s), if any, and the selling Holders promptly and, if requested by such Persons, to confirm such advice in writing:

                  (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective;

                  (B) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto;

                  (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes; or

                  (D) of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading.

            If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or


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            blue sky laws, the Issuer shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

            (iv) Furnish to one counsel for the selling Holders and each of the underwriter(s), if any, before filing with the Commission, a copy of the Shelf Registration Statement and copies of any Prospectus included therein or any amendments or supplements to either of the Shelf Registration Statement or Prospectus (other than documents incorporated by reference after the initial filing of the Shelf Registration Statement), which documents will be subject to the review of such counsel and underwriter(s), if any, for a period of two Business Days, and the Issuer will not file the Shelf Registration Statement or Prospectus or any amendment or supplement to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference) to which such counsel or the underwriter(s), if any, shall reasonably object within two Business Days after the receipt thereof.

            (v) Subject to the execution of a confidentiality agreement reasonably acceptable to the Issuer, make available at reasonable times for inspection by one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Registrable Securities are included in the Shelf Registration Statement, any underwriter, if any, participating in any distribution pursuant to the Shelf Registration Statement, and any attorney or accountant retained by the Majority of Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Issuer as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Issuer's officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the selling Holders, underwriter, attorney or accountant in connection with the Shelf Registration Statement after the filing thereof and before its effectiveness; provided, however, that any information designated by the Issuer as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof.

            (vi) If reasonably requested by any selling Holders or the underwriter(s), if any, incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, shall, on the basis of an opinion of a nationally recognized counsel experienced in such matters, determine to be required to be included therein by applicable law, including, without limitation: (1) information relating to the "Plan of Distribution" of the Registrable Securities, (2) information with respect to the principal amount of Convertible Debentures or number of shares of Common stock being sold, (3) the purchase price being paid therefor and (4) any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Issuer is notified of


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                  the matters to be incorporated in such Prospectus supplement or post-effective amendment.

            (vii) Furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto specifically naming such selling Holder or underwriter (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request in writing).

            (viii)Deliver to each selling Holder and each of the
                  underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto specifically naming such selling Holder or underwriter as such Persons reasonably may request; subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), the Issuer hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

            (ix) If an underwriting agreement is entered into and the registration is an Underwritten Registration in accordance with Section 8 hereof, the Issuer shall:

                  (A) upon request, furnish to each selling Holder and each underwriter in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of closing of any sale of Registrable Securities in an Underwritten Registration:

                        (1) a certificate, dated the date of such closing, signed by (y) the Chairman of the Board or the President and (z) the Chief Financial Officer of the Issuer confirming, as of the date thereof, such matters as such parties may reasonably request;

                        (2) opinions, each dated the date of such closing, of counsel to the Issuer covering such matters as are customarily covered in legal opinions to underwriters in connection with primary underwritten offerings of securities; and

                        (3) customary comfort letters, dated the date of such closing, from the Issuer's independent accountants (and from any other accountants whose report is contained or incorporated by reference in the Shelf Registration Statement), in the customary form and covering matters of the type customarily


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                              covered in comfort letters to underwriters in
                              connection with primary underwritten offerings of securities;

                  provided, however, that the documents required pursuant hereto need be addressed only to the underwriters and not the selling Holders;

                  (B) set forth in full in the underwriting agreement indemnification provisions and procedures customary for such Underwritten Registrations; and

                  (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (ix).

            (x) Before any public offering of Registrable Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or blue sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Shelf Registration Statement; provided, however, that the Issuer shall not be required
                  (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if it is not now so subject.

            (xi) Cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Registrable Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may reasonably request at least two Business Days before any sale of Registrable Securities made by such underwriter(s).

            (xii) Use its reasonable best efforts to cause the Registrable
                  Securities covered by the Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be required by applicable law to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Registrable Securities, subject to the proviso in clause (x) above.

            (xiii)Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use its reasonable


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                  best efforts to prepare a supplement or post-effective
                  amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

            (xiv) Provide CUSIP numbers for all Registrable Securities not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture with certificates for the Convertible Debentures that are in a form eligible for deposit with The Depository Trust Company.

            (xv) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.

            (xvi) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act.

            (xvii)Cause the Indenture to be qualified under the TIA not later than the effective date of the Shelf Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the holders of Convertible Debentures to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the Trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

           (xviii)Cause all Registrable Securities covered by the Shelf
                  Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which securities issued by the Issuer of the same series are then listed or quoted, it being understood that the Convertible Debentures will not be so listed or quoted and nothing herein shall require the Issuer to effect any such listing or quotation of the Convertible Debentures.

            (xix) Provide promptly to a Holder upon its written request each document filed with the Commission pursuant to the requirements of Section 13 or Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement, unless such documents are available from EDGAR.

            (xx) If requested by the underwriters in an Underwritten Offering, make appropriate officers of the Issuer reasonably available to the underwriters for meetings with prospective purchasers of the Registrable Securities and prepare and present to potential investors customary "road show" material in a manner consistent with other new issuances of other securities similar to the Registrable Securities.

      (c) Each Holder agrees by acquisition of a Registrable Security that, upon receipt of any notice from the Issuer of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof, such Holder will, and will use its reasonable best efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until:

            (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xiii) hereof; or

            (ii) such Holder is notified in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus, unless such filings are available on EDGAR.

            If so directed by the Issuer, each Holder will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities that was current at the time of receipt of such notice of suspension.

      (d) Each Holder who intends to be named as a selling Holder in the Shelf Registration Statement shall furnish promptly to the Issuer in writing after the date of the questionnaire requesting information in the form attached to the Offering Memorandum as Annex A, such information regarding such Holder and the proposed distribution by such Holder of its Registrable Securities as the Issuer may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Holders that do not complete the questionnaire and deliver it to the Issuer shall not be named as selling securityholders in the Prospectus or preliminary Prospectus included in the Shelf Registration Statement and therefore shall not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Each Holder who intends to be named as a selling Holder in the Shelf Registration Statement shall promptly furnish to the Issuer in writing all information required to be disclosed in order to make information previously furnished to the Issuer by such Holder not materially misleading and such other information as the Issuer may from time to time reasonably request in writing.

5.    REGISTRATION EXPENSES.

      (a) Subject to Section 5(b) below, all expenses incident to the Issuer's performance of or compliance with this Agreement shall be borne by the Issuer regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:

            (i) all registration and filing fees and expenses (other than filings made by any Initial Purchasers or Holders with the
                  NASD);

            (ii) all fees and expenses of compliance with federal securities and state blue sky or securities laws;

            (iii) all expenses of printing (including printing of Prospectuses and certificates for the shares of Common Stock to be issued upon conversion of the Convertible Debentures), messenger and delivery services, and telephone;

            (iv) all reasonable fees and disbursements of counsel to the Issuer and, subject to Section 5(b) below, the Holders of Registrable Securities;

            (v) all application and filing fees in connection with listing of (or authorizing for quotation of) the shares of Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

            (vi) all fees and disbursements of independent certified public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance).

            The Issuer shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer.

      (b) In connection with the Shelf Registration Statement required by this Agreement, the Issuer shall reimburse the Initial Purchasers and the Holders of Registrable Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, which shall be Shearman & Sterling LLP or such other counsel chosen by a Majority of Holders for whose benefit the Shelf Registration Statement is being prepared and is reasonably acceptable to the Issuer. The Issuer shall not be required to pay any underwriter discount, commission or similar fees related to the sale of the Registrable Securities.

6.    INDEMNIFICATION AND CONTRIBUTION.

      (a) The Issuer shall indemnify and hold harmless each Holder, such Holder's directors, officers, employees, representatives, agents and each person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act (each, an "Indemnified Holder"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Registrable Securities), to which such Indemnified Holder may become subject, under the Securities Act or otherwise, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

            (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Prospectus or any amendment or supplement thereto; or

            (ii) the omission or alleged omission to state in the Shelf Registration Statement any material fact required to be stated therein or necessary to make the statements therein not misleading, or the omission or alleged omission to state in the Prospectus any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses, subject to Section 6(c) below, reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or Prospectus or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of any Holder (or its related Indemnified Holder) specifically for use therein; provided, further, that as to any preliminary Prospectus, this indemnity agreement shall not inure to the benefit of any Indemnified Holder or any officer, employee, representative, agent, director or controlling person of that Indemnified Holder on account of any loss, claim, damage, liability or action arising from the sale of the Registrable Securities sold pursuant to the Shelf Registration Statement to any person by such Indemnified Holder if
            (i) that Indemnified Holder failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act and (ii) the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary Prospectus was corrected in the Prospectus or a supplement or amendment thereto, as the case may be, unless in each case, such failure resulted from noncompliance by the Issuer with
            Section 4. The foregoing indemnity agreement is in addition to any liability that the Issuer may otherwise have to any Indemnified Holder.

      (b) Each Holder, severally and not jointly, shall indemnify and hold harmless the Issuer, its directors, officers, employees, representatives, agents and each person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act or
            Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer or any such officer, employee, representative, agent or controlling person may become subject, insofar as any such loss, claim, damage or liability or action arises out of, or is based upon:

            (i) any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement or Prospectus or any amendment or supplement thereto; or

            (ii) the omission or the alleged omission to state in the Shelf Registration Statement any material fact required to be stated therein or necessary to make the statements therein not misleading, or the omission or alleged omission to state in the Prospectus any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein, and shall reimburse the Issuer and any such director, officer, employee, representative, agent or controlling person promptly upon demand for any legal or other expenses, subject to Section 6(c) below, reasonably incurred by the Issuer and any such director, officer, employee, representative, agent or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability that any Holder may otherwise have to the Issuer and any such director, officer, employee or controlling person.

      (c)   Promptly after receipt by an indemnified party under this Section
            6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 6 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
            Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and its respective directors, employees, officers and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 6 if such indemnified party shall have been advised in writing that the representation of such indemnified party and those directors, employees, officers and controlling persons by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. It is understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm (in addition to local counsel in each jurisdiction) for all indemnified parties in connection with any proceeding or related proceedings. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6(a) and 6(b), shall use its reasonable best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall:

            (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) effect any settlement of any pending or threatened action in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party, or

            (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment in accordance with this Section 6.

      (d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the Initial Placement (which in the case of the Issuer shall be deemed to be equal to the total net proceeds from the Initial Placement received by the Issuer), or
            (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 6(d), the Holders of the Registrable Securities shall not be required to contribute any amount in excess of the amount by which the gross proceeds received by such Holders from the sale of the Registrable Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Issuer within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Issuer.

      (e)   The indemnity and contribution provisions contained in this
            Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any Holder or any person controlling any Initial Purchaser or any Holder, or by or on behalf of the Issuer, its officers or directors or any person controlling the Issuer, and (iii) any sale of Registrable Securities pursuant to the Shelf Registration Statement.

7.    RULE 144A.

      In the event the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, the Issuer hereby agrees with each Holder, for so long as any Registrable Securities remain outstanding and are "restricted securities" within the meaning of Rule 144 under the Securities Act, to make available, upon request, to any Holder or beneficial owner of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

8.    UNDERWRITTEN REGISTRATIONS.

      (a) The Underwriting Majority may sell its Registrable Securities in an Underwritten Offering pursuant to the Shelf Registration Statement only with the Issuer's consent, which consent may be granted or withheld in the Issuer's sole discretion.

      (b) No Holder may participate in any Underwritten Registration hereunder unless such Holder:

            (i) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and

            (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

      (c) In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by a Majority of Holders whose Registrable Securities are included in such Underwritten Offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Issuer.

9.    MISCELLANEOUS.

      (a) Remedies. The Issuer acknowledges and agrees that any failure by the Issuer to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Issuer's obligations under Section 2 hereof. The Issuer further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

      (b) No Inconsistent Agreements. The Issuer will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Other than as disclosed in the Purchase Agreement and the Offering Memorandum, the Issuer has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person, which rights conflict with the provisions hereof.

      (c) Adjustments Affecting Registrable Securities. The Issuer shall not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

      (d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of a Majority of Holders affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to or departure from the provisions of Section 6 that materially and adversely affects a Holder hereof shall be effective as against any such Holder of Registrable Securities unless consented to in writing by such Holder; provided, further, that with respect to any matter that directly or indirectly adversely affects the rights of any Initial Purchaser hereunder (other than in its capacity as a Holder), the Issuer shall obtain the written consent of each such Initial Purchaser against which such amendment, modification, supplement, waiver or consent is to be effective.

      (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

            (i) if to a Holder, at the address set forth on the records of the registrar under the Indenture or the transfer agent of the Common Stock, as the case may be; and

            (ii)  if to the Issuer:

                        ProAssurance Corporation
                        100 Brookwood Place
                        Birmingham, AL  35209
                        Attention: Dr. A. Derrill Crowe, Chairman
                        Fax No.: (205)877-4405


                  with a copy to:


                        Burr & Forman LLP
                        3100 South Trust Tower
                        420 North 20th Street
                        Birmingham, AL 35203
                        Attention: Jack P. Stephenson
                        Fax No.: (205) 458-5100


            (iii) if to the Initial Purchasers:

                        Banc of America Securities LLC
                        Cochran, Caronia Securities LLC
                        c/o Banc of America Securities LLC
                        9 West 57th Street
                        New York, New York 10019
                        Attention: Robert Giammarco, Managing Director Fax No.: (212) 847-5084
                  with a copy to:


                        Shearman & Sterling LLP
                        Commerce Court West
                        Suite 4405, P.O. Box 247
                        Toronto, Ontario M5L 1E8
                        Attention: Christopher Cummings
                        Fax No.: (416) 360-2958


            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied or delivered via facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

            Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee or the transfer agent, as applicable, at the address specified in the Indenture.

            A document or notice shall be deemed to have been furnished to the Holders of the Registrable Securities if it is provided to the registered holders of the Registrable Securities at the address set forth in clause (i) above.

      (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities; provided, however, that (i) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture and (ii) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Registrable Securities from such Holder. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Issuer with respect to any failure by a Holder to comply with, or breach by any Holder of, any of the obligations of such Holder under this Agreement.

      (g) Purchases and Sales of Convertible Debentures. The Issuer shall not, and shall use its reasonable best efforts to cause its subsidiaries within its Control not to, resell or otherwise transfer any Convertible Debentures acquired by the Issuer or such subsidiaries, except pursuant to an effective registration statement under the Securities Act or an exemption therefrom.

      (h) Third Party Beneficiaries. The Holders shall be third-party beneficiaries to the agreements made hereunder between the Issuer and the Initial Purchasers, and such Initial Purchasers, so long as they are also Holders, shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

      (i) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (j) Securities Held by the Issuer or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Issuer or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be deemed outstanding and, therefore, shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (l) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      (m) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

      (n) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


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
      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    Very truly yours,

                                    PROASSURANCE CORPORATION

                                    By: /s/ Victor T. Adamo
                                        ----------------------------------------
                                    Name: Victor T. Adamo
                                    Title: President and Chief Operating Officer

                                    By: /s/ Frank B. O'Neil
                                        ----------------------------------------
                                    Name: Frank B. O'Neil
                                    Title: Senior Vice President and Assistant
                                           Secretary

      The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

                                    BANC OF AMERICA SECURITIES LLC, as
                                    representative of the Initial Purchasers

                                    By: /s/ Robert Giammarco
                                        ----------------------------------------
                                    Name: Robert Giammarco
                                    Title: Managing Director


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